O-STEELPATH-PRO/SAI-SUP

Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated March 11, 2020

The purpose of this supplement is to amend the current Summary and Statutory Prospectuses and Statement of Additional Information of the Funds listed below:

Invesco Oppenheimer SteelPath MLP Alpha Fund

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund

Invesco Oppenheimer SteelPath MLP Income Fund

Invesco Oppenheimer SteelPath MLP Select 40 Fund

This supplement amends each Summary Prospectus, Statutory Prospectus and Statement of Additional Information of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the applicable Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.

The Funds are subject to entity-level taxation as corporations. As a result, they have tax attributes – deferred tax assets (DTAs) and deferred tax liabilities (DTLs) – that fluctuate over time depending on the operations of the Funds and the master limited partnerships in which they invest. These tax attributes are reflected in each Fund’s net asset value positively in the case of a DTA and negatively in the case of a DTL.

In connection with the preparation of the Funds’ financial statements for the fiscal year ended November 30, 2019, questions arose as to whether the Funds’ previously issued financial statements for certain years failed to include appropriate valuation allowances against (effectively reducing) the Funds’ DTAs in accordance with applicable accounting guidance. Following a regulatory consultation on these matters, and in light of the significant market downturn over the past few weeks that negatively impacted the value of the master limited partnerships held by the Funds and therefore reduced the likelihood of each Fund’s ability to realize its DTA, each Fund’s net DTA was reduced to zero, to the extent a Fund had a net DTA. The Funds also determined that the change should be applied retroactively to prior periods when the Funds carried a DTA, starting with the fiscal year ended November 30, 2015. As a result, prior financial statements for the Funds will be restated, and the beginning net asset value of each Fund’s financial statements for the fiscal year ending November 30, 2019 will be revised accordingly. Consequently, the performance returns and financial highlights shown in each Fund’s prospectus will also be revised and overall the new performance returns will be lower than previously published. The revision of prior net asset values will also affect the Funds’ expense tables and expense examples. Invesco is assessing the extent to which there were transactions in fund shares made at incorrect net asset values from 2015 to the present as a result of this matter. The firm is working to assess any resulting impact and is preparing a remediation plan providing appropriate payments to impacted funds and/or fund shareholders as well as appropriate reimbursement of expenses incurred in connection with remediation efforts.

O-STEELPATH-PRO/SAI-SUP